UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2016

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13601 North Freeway, Suite 200, Fort Worth, Texas 76177
(Address of Principal Executive Offices)

888-998-2468
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On December 8, 2016, Farmer Bros. Co., a Delaware corporation (the “Company”), held its 2016 Annual Meeting of Stockholders (the “Annual Meeting).
Based on the final voting results of the Annual Meeting, as certified by and received from IVS Associates, Inc., the independent inspector of election, the stockholders of the Company: (i) elected Michael H. Keown, Charles F. Marcy and Christopher P. Mottern to serve as Class I directors of the Company for a three-year term of office expiring at the 2019 Annual Meeting of Stockholders and until their successors are elected and duly qualified; (ii) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017; and (iii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers. There were 16,793,561 shares of Common Stock entitled to vote at the Annual Meeting and a total of 13,154,595 shares of Common Stock (78.33%) were represented at the Annual Meeting.
Set forth below, with respect to each such matter, are the final voting results, including the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes.

1.	Election of Class I Directors:

Director Nominee	For	Withhold	Broker Non-Votes
Board of Directors’ Nominees:
Michael H. Keown	9,643,872	34,360	91,679
Charles F. Marcy	9,639,821	38,411	91,679
Christopher P. Mottern	9,656,749	21,483	91,679
Waite Group’s Nominees:
Tom Mortensen	3,330,144	54,540	91,679
John Samore, Jr.	3,327,023	57,661	91,679
Jennifer Gonzalez-Yousef	3,328,472	56,212	91,679

2.	Ratification of Selection of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
13,054,422	18,142	82,031	0

3.	Advisory Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
8,814,484	3,842,715	405,717	91,679

Item 7.01 Regulation FD Disclosure.
At the Annual Meeting, Michael H. Keown, President and Chief Executive Officer, addressed the attendees. A copy of the stockholder presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The stockholder presentation attached hereto as Exhibit 99.1 is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K. The furnishing of the stockholder presentation is not intended to constitute a representation that such furnishing is required by Regulation FD or that the stockholder presentation includes material investor information that is not otherwise publicly available.
Certain statements contained in the stockholder presentation attached hereto as Exhibit 99.1 are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in our most recent 10-K and 10-Q filings. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of the stockholder presentation and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the timing and success of the Company’s Corporate Relocation Plan, the timing and success of the Company in realizing estimated savings from third party logistics and vendor managed inventory, the realization of the Company’s cost savings estimates, the relative effectiveness of compensation-based employee incentives in causing improvements in Company performance, the capacity to meet the demands of the Company’s large national account customers, the extent of execution of plans for the growth of Company business and achievement of financial metrics related to those plans, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, our ability to retain employees with specialized knowledge, the effectiveness of our hedging strategies in reducing price risk, changes in consumer preferences, our ability to provide sustainability in ways that do not materially impair profitability, changes in the strength of the economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, changes in the quality or dividend stream of third parties’ securities and other investment vehicles in which we have invested our assets, as well as other risks described in this report and other factors described from time to time in our filings with the SEC.

Item 8.01 Other Events.
Equity Awards to Non-Employee Directors
On December 8, 2016, the Board of Directors of the Company (the “Board”), in accordance with the Company’s standard non-employee director compensation program as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on October 27, 2016 under the caption “Director Compensation,” granted to each of the Company’s non-employee directors, 851 shares of restricted stock based on the closing price of the Common Stock as reported on the NASDAQ Global Select Market on December 8, 2016, the date of grant, under the Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan (the “LTIP”) (which was previously filed as Exhibit 10.2 to the Form 8-K filed by the Company with the SEC on December 11, 2013) and its addendum (which was previously filed as Exhibit 10.30 to the Form 10-Q for the period ended December 31, 2014 filed by the Company with the SEC on February 9, 2015). The shares will cliff vest on the first anniversary of the date of grant subject to continued service to the Company through the vesting date and the acceleration provisions of the LTIP and restricted stock agreement. The non-employee directors who received this award were: Hamideh Assadi, Guenter W. Berger, Randy E. Clark, Jeanne Farmer Grossman, Charles F. Marcy and Christopher P. Mottern. The shares of restricted stock were granted under the LTIP pursuant to the Company’s form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement that was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on December 18, 2013 and incorporated herein by reference.
Dividend Omission
On December 8, 2016, the Board voted to omit the payment of a quarterly dividend in the upcoming third quarter of fiscal 2017.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

10.1
Form of Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on December 18, 2013 and incorporated herein by reference).

99.1	Stockholder Presentation at the 2016 Annual Meeting of Stockholders on December 8, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  December 14, 2016

FARMER BROS. CO.

By:	/s/ Isaac N. Johnston, Jr.
Isaac N. Johnston, Jr.
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Form of Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on December 18, 2013 and incorporated herein by reference).

99.1	Stockholder Presentation at the 2016 Annual Meeting of Stockholders on December 8, 2016.